                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    Form 8-K



                Current Report Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934



                                January 16, 2003
                -------------------------------------------------
                Date of Report (date of earliest event reported)



                     McLAREN PERFORMANCE TECHNOLOGIES, INC.
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)



       Delaware                        0-16176                   84-1016459
----------------------              ------------             ------------------
(State or other                     (Commission              (I.R.S. Employer
jurisdiction                        File Number)             Identification No.)
of incorporation)



               32233 West Eight Mile Road, Livonia, Michigan 48152
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               (Address of principal executive offices) (Zip Code)



                                 (248) 477-6240
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               Registrant's telephone number, including area code



          -------------------------------------------------------------
          (Former name or former address, if changed since last report)


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ITEM 5. Other Events.

On January 16, 2003, McLaren Performance Technologies, Inc. issued the following press release:

                           McLaren Board of Directors
                       Announces Management Reorganization

On December 11, 2002 at the company's quarterly Board of Directors meeting, a new management structure was announced.

To fill the vacancies created by the departure of Steven Rossi, the company's past President, CEO and a Director who resigned to pursue other interests, a new management team of Wiley McCoy as CEO and Geoff Owen as President and COO was approved. Chris Panzl, the company's CFO, remains in that position.

It was also announced that Stephen Davis was joining the board as a Director and Advisor to the Management Team. Mr. Davis will advise the company's management in its goal to focus on the core competencies of the business, management of costs and a sustainable level of profitability. Mr. Davis also assumed the role of Vice Chairman with Hayden Harris remaining as Chairman.

The previously announced offer to acquire Comptech, a California company, has been withdrawn as the economics of the offer were no longer viable in light of the current soft economy. This further strengthens McLaren's ability to focus on the current core capabilities and capacities.

Mr. McCoy, a 26 year veteran of McLaren, and a Director will continue to focus on the business' technology matters and interfacing with customers.

Mr. Owen, previously the Vice President and General Manager of McLaren Performance Products, will concentrate on the efficiency of operations and leading the management team in its effort to achieve consistent positive cash flow and profitability. Mr. Owen was previously Vice President and General Manager for eight years of Dart Machine, the company McLaren Performance Technologies acquired which became McLaren Performance Products. Dart was a manufacturer of high performance after-market engine blocks and cylinder heads.

Mr. Davis joins McLaren after a career as an operating manager of heavy truck and automotive component manufacturers. Most recently Mr. Davis was President of Penske Transportation Components. He has also served separately and concurrently as CEO of DAVCO Technologies, LLC and Truck-Lite Company, Inc., both of which are majority owned by Penske Transportation Components.

McLaren Performance Technologies provides full service design, development, fabrication, manufacturing, testing, validation and certification of automotive and racing powertrains, and related components. The company was originally established in 1969 as the engine development company for Bruce McLaren Motor Racing.

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This release contains forward-looking statements within the meaning of Section
21E of the Securities Exchange Act of 1934, as amended, which are intended to be covered by the "safe harbor" created thereby. These statements include the plans and objectives of management for future operations, including plans and objectives. The forward-looking statements herein are based on current expectations that involve judgments with respect to, among other things, future economic, competitive, and market conditions and future business decisions, all of which are difficult or impossible to predict accurately and many of which are beyond control of the Company. Although the Company believes that the assumptions underlying the forward-looking statements are reasonable, any one of the assumptions could be inaccurate and, therefore, can be no assurance that the forward-looking statements included in this release will prove to be accurate.

                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                         McLAREN PERFORMANCE TECHNOLOGIES, INC.


Date: January 16, 2003                   By: /s/ Chris J. Panzl
                                             ----------------------------------
                                             Chris J. Panzl
                                             Its: Chief Financial Officer